ASSIGNMENT

WHEREAS, David A. Harrell, a citizen of the State of Michigan, residing at Shelby Township, Michigan (hereinafter referred to as "ASSIGNOR') is the owner of U.S. Provisional Application No. 61/273,960 and U.S. Patent Application No. 12/655,558 (now U.S. Patent No. 8,341 ,015);

WHEREAS, ASSIGNOR desires to assign all right, title and interest in and to U.S. Provisional Application No. 61/273,960 and U.S. Patent Application No. 12/655,558 (now U.S. Patent No. 8,341 ,015) to OptimizeRx Corporation, a Michigan Corporation, with a place of business at 407 Sixth Street, Rochester, Michigan, (hereinafter "ASSIGNEE' ); and

WHEREAS, ASSIGNEE, is desirous of acquiring the entire right, title and interest in and to U.S. Provisional Application No. 61/273,960 and US. Patent Application No. 12/655,558 (now U.S. Patent No. 8,341 ,015);

NOW, THEREFOR, in consideration of the sum of One Dollar ($1 .00) and other good and valuable consideration, the receipt and adequacy of which ASSIGNOR hereby acknowledges, ASSIGNOR hereby confirms any prior assignment to ASSIGNEE, and to the extent that ASSIGNOR has not already done so, agrees to assign, and hereby do, sell, assign and transfer unto ASSIGNEE and its successors in interest, the full and exclusive right, title and interest in the United States of America and throughout the world, including the right to claim priority under the laws of the United States, the Paris Convention, and any foreign countries, to the inventions as described in the above-identified applications, to the above-identified applications themselves, and all divisions, continuations, continuations-in-part, or other applications claiming priority directly or indirectly from the above-identified applications, and any United States or foreign Letters Patent, utility model, or other similar rights which may be granted thereon , including reissues, reexaminations and extensions thereof, and all copyright rights throughout the world in the aforesaid applications and the subject matter disclosed therein , these rights, title and interest to be held and enjoyed by ASSIGNEE to the full end of the term for which the Letters Patent, utility model, or other similar rights, are granted and any extensions thereof as fully and entirely as the same would have been held by ASSIGNOR had this assignment and sale not been made, and the right to sue for, and recover for past infringements of, or liabilities for, any of the rights relating to any of the applications, patents, utility models, or other similar rights, resulting therefrom , and the copyright rights.

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ASSIGNOR hereby covenants and agrees to execute all instruments or documents required or requested for the making and prosecution of any applications of any type for patent, utility model, or other similar rights, and for copyright, in the United States and in all foreign countries including, but not limited to, any provisional, continuation , continuation-in-part, divisional, renewal or substitute thereof, any derivation proceedings relating thereto, and as to Letters Patent any supplemental examination, derivation proceeding, opposition, post grant review, reissue, re-examination , inter partes review, or extension thereof, and for litigation regarding , or for the purpose of protecting title and to the said invention, the United States application for patent, or Letters Patent therefor, and to testify in support thereof, for the benefit of ASSIGNEE without further or other compensation than that above set forth.

ASSIGNOR hereby authorizes and requests the Commissions of Patents and Trademarks of the United States and any official of any country foreign to the United States whose duty it is to issue patents, to issue Letters Patent, Utility Model Registration or other similar right, including any reissues and extensions thereof to said ASSIGNEE in accordance with this Assignment.

ASSIGNOR hereby represents and warrants that ASSIGNOR has the full right to convey the entire interest of said applications herein assigned and has not granted any rights inconsistent with the rights granted herein.

/s/ David Harrell

By: David Harrell

Title: Vice Chairman

Date: 2/6/13

STATE OF MICHIGAN:

COUNTY OF ______:

On this __ day of February, 2013, before me, a Notary Public, within and for the County of ______, State of Michigan, personally appeared David Harrell, to me known to be the person described in and who acknowledged executing the forgoing instrument as a free act and deed, and who also represented that he is authorized to execute the same.

IN TESTIMONY WHEREOF, I have hereunto set my hand and seal the date and year last above written.

____________________

Notary Public

My Commission Expires: _________

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